                                                                    EXHIBIT 99.2


                                   ITEQ, Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                             As of December 31, 1999


                                                                        Pro Forma
                                                      Historical       Adjustments      Pro Forma
                                                     -------------    --------------   -------------
Current Assets
    Cash and cash equivalents                          $  5,287          $     --         $  5,287
    Due on contracts and other receivables, net          25,072                --           25,072
    Costs and estimated earnings in excess of
      billings, on uncompleted contracts                 11,053                --           11,053
    Inventories, net                                     12,425                --           12,425
    Prepaid expenses, deposits and other assets           3,476                --            3,476
    Assets of businesses held for sale                   53,211           (28,563)          24,648
                                                       --------          --------         --------
       Total current assets                             110,524           (28,563)          81,961
Property and equipment, net                              20,620                --           20,620
Other assets, net                                        48,986                --           48,986
                                                       --------          --------         --------
   Total Assets                                        $180,130          $(28,563)        $151,567
                                                       ========          ========         ========

Current Liabilities
    Long-term obligations classified as current        $102,687          $(38,000)        $ 64,687
    Accounts payable                                     11,349                --           11,349
    Accrued liabilities and other current
      liabilities                                        22,212                --           22,212
    Liabilities of businesses held for sale              18,720            (4,965)          13,755
                                                       --------          --------         --------
       Total current liabilities                        154,968           (42,965)         112,003
Stockholders' Equity                                     25,162            14,402           39,564
                                                       --------          --------         --------
   Total Liabilities and Stockholders' Equity          $180,130          $(28,563)        $151,567
                                                       ========          ========         ========

                                   ITEQ, Inc.
                Pro Forma Condensed Consolidated Income Statement
                      For the Year Ended December 31, 1999



                                                                        Pro Forma
                                                      Historical       Adjustments      Pro Forma
                                                     -------------    --------------   -------------
Revenues                                                $280,417         $ (54,933)       $225,484
Cost of Revenues                                         255,948           (42,269)        213,679
Selling, general and administrative expenses              36,234            (5,329)         30,905
Depreciation and amortization                              8,472            (1,453)          7,019
Merger, acquisition and strategic charges                  3,543                --           3,543
Impairment of long-lived assets held for sale             20,670                --          20,670
Impairment of long-lived assets                           21,556                --          21,556
                                                        --------         ---------       ---------

Operating profit (loss)                                  (66,006)           (5,882)        (71,888)

Interest expense, net                                     (9,354)            2,390          (6,964)
Miscellaneous income, net                                  2,664               (14)          2,650
                                                        --------         ---------       ---------

Loss before income tax provision                         (72,696)           (3,506)        (76,202)

Income tax provision                                       4,373               (32)          4,341
                                                        --------         ---------       ---------

Net Loss                                                $(77,069)        $  (3,474)      $ (80,543)
                                                        ========         =========       =========
Loss Per Share
     Basic                                              $  (2.73)                        $   (2.86)
                                                        ========                         =========
     Diluted                                            $  (2.73)                        $   (2.86)
                                                        ========                         =========
Weighted average common shares outstanding
     Basic                                                28,193                            28,193
                                                        ========                         =========
     Diluted                                              28,222                            28,222
                                                        ========                         =========

                                   ITEQ, Inc.
                Pro Forma Condensed Consolidated Income Statement
                      For the Year Ended December 31, 1998

                                                                        Pro Forma
                                                      Historical       Adjustments      Pro Forma
                                                     -------------    --------------   -------------
Revenues                                                $342,794         $ (61,909)       $280,885
Cost of Revenues                                         275,569           (43,108)        232,461
Selling, general and administrative expenses              37,793            (7,207)         30,586
Depreciation and amortization                              8,313            (1,542)          6,771
Merger, acquisition and strategic charges                 12,528                            12,528
                                                        --------         ---------        --------
Operating profit (loss)                                    8,591           (10,052)         (1,461)
Interest expense, net                                     (7,821)            2,224          (5,597)
Miscellaneous income, net                                    402                14             416
                                                        --------         ---------        --------
Earnings (loss) from continuing operations                 1,172            (7,814)         (6,642)
  before income tax provision

Income tax provision                                         431              (168)            263
                                                        --------         ---------        --------
Earnings (loss) from continuing operations              $    741         $  (7,646)       $ (6,905)
                                                        ========         =========        ========
Earnings per share from continuing operations
     Basic                                              $   0.03                          $  (0.25)
                                                        ========                          ========
     Diluted                                            $   0.03                          $  (0.25)
                                                        ========                          ========
Weighted average common shares outstanding
     Basic                                                27,686                            27,686
                                                        ========                          ========
     Diluted
                                                          27,982                            27,982
                                                        ========                          ========